EX-99.770  Transactions effected pursuant to Rule 10f-3
Name of Fund:GOLDMAN SACHS CORE FIXED INCOME FUND
Name of Underwriter Purchased From:HSBC
Name of Underwriting syndicate members:Citigroup, Goldman Sachs (Asia) LLC, HSBC Securitie, Merrill Lynch & Co., Morgan Stanley, JP Morgan, Deutsche Bank Securities
Name of Issuer:Hutchinson Whamp Intl Ltc
Title of Security:HUWHY
Date of First Offering:November 19, 2003
Dollar Amount Purchased:$374,152,500
Number of Shares Purchased:3,750,000
Price Per Unit:99.7740
Resolution approved:Approved at the February 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME
Name of Underwriter Purchased From:UBSW
Name of Underwriting syndicate members:JP Morgan Securities, Morgan Stanley, UBS, ABN Amro, Bank of America Securities LLC, Blaylock & Partners, Citigroup, Deutsche Bank Securities, Inc., Goldman, Sachs & Co.
Name of Issuer:Tyco International Group
Title of Security:TYC
Date of First Offering:November 6, 2003
Dollar Amount Purchased:$1,493,353
Number of Shares Purchased:1,500,000
Price Per Unit:99.5690
Resolution approved:	Approved at the February 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch, Citigroup, Barclays Capital, CSFB, Morgan Stanley, UBS, Lehman Brothers, Rabo Securities,
USA Inc., Goldman, Sachs & Co.
Name of Issuer:Rabobank Capital Fund II
Title of Security:RABOBK
Date of First Offering:November 14, 2003
Dollar Amount Purchased:$7,000,000
Number of Shares Purchased:7,000,000
Price Per Unit:100
Resolution approved:	Approved at the February 4, 2004 Board Meeting.

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


Name of Fund:GOLDMAN SACHS CORE FIXED INCOME FUND
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch & Co., Deutsche Bank, Mizuho International plc., Citigroup, Morgan Stanley, Goldman, Sachs & Co. Name of Issuer:Mizuho Finance
Title of Security:MIZUHO
Date of First Offering:February 27, 2004
Dollar Amount Purchased:$2,998,560
Number of Shares Purchased:3,000,000
Price Per Unit:99.9520
Resolution approved:Approved at the May 5, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME
Name of Underwriter Purchased From:  JPM
Name of Underwriting syndicate members:Goldman Sachs & Co., JP Morgan, Banc of America Securities, LLC, Credit Suisse First Boston Corp., Merrill Lynch & Co., Wachovia Securities, Inc.
Name of Issuer:Arch Capital Group Ltc
Title of Security:ACGL
Date of First Offering:April 29, 2004
Dollar Amount Purchased:$2,292,847
Number of Shares Purchased:2,300,000
Price Per Unit:99.689
Resolution approved:	Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME FUND
Name of Underwriter Purchased From:JPM
Name of Underwriting syndicate members:JP Morgan Securities, Banc of America Securities, LLC., Barclays Capital, Bear Stearns & Co., Inc., BNP Paribas Group, Citigroup Global Markets, Inc., Commerzbank Capital Markets, Corp., Deutsche Bank Securities, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc. Keybanc Capital Markets, Lehman Brothers, Merrill Lynch & Co., Morgan Stanley, Piper Jaffray & Co., Ramirez & Co., Inc. Scotia Capital Inc., Wells Fargo
Name of Issuer:Harrahs Operating Co., Inc.
Title of Security:HET
Date of First Offering:June 22, 2004
Dollar Amount Purchased:$1,982,840
Number of Shares Purchased:2,000,000
Price Per Unit:99.1420
Resolution approved:Approved at the November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME
Name of Underwriter Purchased From:MS
Name of Underwriting syndicate members:Morgan Stanley, DBS Bank Ltd., Deutsche Bank, Goldman Sachs (Singapore) Pte, JP Morgan, UBS Investment Bank Name of Issuer:DBS Bank Ltd/Singapore
Title of Security:DEB BK SINGAPORE
Date of First Offering:September 23, 2004
Dollar Amount Purchased:$4,735,750.00
Number of Shares Purchased4,750,000
Price Per Unit:99.70
Resolution approved:Approved at November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS CORE FIXED INCOME FUND
Name of Underwriter Purchased From:LB
Name of Underwriting syndicate members:Goldman, Sachs & Co., JP Morgan,
Lehman Brothers, Merrill Lynch & Co., Morgan Stanley
Name of Issuer: elecom Italia Capital
Title of Security:TITIM
Date of First Offering:September 28, 2004
Dollar Amount Purchased:$4,708,509.75
Number of Shares Purchased:4,725,000
Price Per Unit:99.6510
Resolution approved:Approved at November 4, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company
Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

Name of Fund:GOLDMAN SACHS GLOBAL INCOME FUND
Name of Underwriter Purchased From:HSBC
Name of Underwriting syndicate members:Citigroup, HSBC, Goldman Sachs
Asia) LLC, Merrill Lynch and Morgan Stanley
Name of Issuer Hutchison Whampoa International
Title of Security:HUWHY
Date of First Offering:November 19, 2004
Dollar Amount Purchased:$1,057,604.40
Number of Shares Purchased:1,060,000
Price Per Unit:0.99774
Resolution approved:Approved at the February 4, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December
31, 2003 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made from the period from the last written report provided by Goldman Sachs to December 31, 2003, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


Name of Fund:GOLDMAN SACHS GLOBAL INCOME FUND
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch & Co., Deutsche Bank, Mizuho International plc., Citigroup, Morgan Stanley, Goldman, Sachs & Co. Name of Issuer:Mizuho Finance
Title of Security:MIZUHO
Date of First Offering:February 27, 2004
Dollar Amount Purchased:$829,601.60
Number of Shares Purchased:830,000
Price Per Unit:99.9520
Resolution approved:Approved at the May 5, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:UBS
Name of Underwriting syndicate members:UBS Financial Services Inc.
Name of Issuer:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds Series B
Title of Security:New York City Municipal Water Finance Authority
Water and Sewer Revenue Bonds Series B
Date of First Offering:February 26, 2004
Dollar Amount Purchased:$4,800,690
Number of Shares Purchased:4,500,000
Price Per Unit:106.682
Resolution approved:Approved at the May 5, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:  Merrill Lunch & Co.
Name of Issuer: New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds Fiscal 2004 Ser C (Maturity 6/15/35)
Title of Security: New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds
Date of First Offering: March 11, 2004
Dollar Amount Purchased $4,773,735
Number of Shares Purchased:4,500,000
Price Per Unit:106.083
Resolution approved:Approved at the May 5, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch & Company
Name of Issuer:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/15/22)
Title of Security:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds
Date of First Offering:March 11, 2004
Dollar Amount Purchased:$4,870,890
Number of Shares Purchased:4,500,000
Price Per Unit:108.242
Resolution approved:Approved at the May 5, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Bear Stearns & Co Inc. Name of Underwriting syndicate members:Bear Stearns & Co Inc. Name of Issuer:City of New York General Obligation Bonds Title of Security:New York NY Ser I
Date of First Offering:March 17, 2004
Dollar Amount Purchased $5,340,900
Number of Shares Purchased5,000,000
Price Per Unit:106.818
Resolution approved:Approved at May 5, 2004 Board Meeting

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased FromML
Name of Underwriting syndicate members:Merrill Lynch & Company
Name of Issuer:State of California (Maturity 4/31)
Title of Security:State of California (Maturity 4/31)
Date of First Offering:April 22, 2004
Dollar Amount Purchased:$20,018,178
Number of Shares Purchased:20,000,000
Price Per Unit:99.702
Resolution approved:Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Lehman Brothers
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California (Maturity 1/09)
Title of Security:State of California (Maturity 1/09)
Date of First Offering:May 5, 2004
Dollar Amount Purchased:$1,375,225
Number of Shares Purchased:1,275,000
Price Per Unit:107.833
Resolution approved:Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Lehman Brothers
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California (Maturity 7/23)
Title of Security:State of California (Maturity 7/23)
Date of First Offering:May 5, 2004
Dollar Amount Purchased:$29,602,375
Number of Shares Purchased:27,500,000
Price Per Unit:107.645
Resolution approved:Approved at the November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Lehman Brothers
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California (Maturity 7/14)
Title of Security:State of California (Maturity 7/14)
Date of First Offering:May 5, 2004
Dollar Amount Purchased:$44,722,838
Number of Shares Purchased:41,250,000
Price Per Unit:108.419
Resolution approved:Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Merrill Lynch & Co.
Name of Underwriting syndicate members:ML
Name of Issuer:State of California (Maturity 4/29)
Title of Security:State of California (Maturity 4/29)
Date of First Offering:April 22, 2004
Dollar Amount Purchased:$4,474,950
Number of Shares Purchased:4,500,000
Price Per Unit:99.035
Resolution approved:Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Citigroup
Name of Underwriting syndicate members:Citigroup
Name of Issuer:Puerto Rico Highways and Transportation Authority
(Maturity 7/34)
Title of Security:Puerto Rico Highways and Transportation Authority (Maturity 7/34)
Date of First Offering:April 7, 2004
Dollar Amount Purchased:$3,968,880
Number of Shares Purchased:4,000,000
Price Per Unit:99.222
Resolution approved Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:Lehman Brothers
Name of Underwriting syndicate members:Lehman Brothrs
Name of Issuer:Puerto Rico Public Finance Corporation (Maturity 8/30) Title of Security:Puerto Rico Public Finance Corporation (Maturity 8/30) Date of First Offering:June 11, 2004
Dollar Amount Purchased $22,023,765
Number of Shares Purchased 20,500,000
Price Per Unit:107.433
Resolution approved:Approved at the November 4, 2004 Board Meeting.

Name of Fund:GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer:State of California (Maturity 4/34)
Title of Security:State of California (Maturity 4/34)
Date of First Offering:April 22, 2004
Dollar Amount Purchased:$8,915,970
Number of Shares Purchased:9,000,000
Price Per Unit:98.6758
Resolution approved:Approved at the November 4, 2004 Board Meeting. RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromML.
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/35)
Title of Security:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/35)
Date of First Offering:March 11, 2004
Dollar Amount Purchased:$530,415.
Number of Shares Purchased500,000
Price Per Unit:106.083
Resolution approved:Approved at May 5, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromML.
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/22)
Title of Security:New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/22)
Date of First Offering:March 11, 2004
Dollar Amount Purchased:$541,210.
Number of Shares Purchased500,000
Price Per Unit:108.242
Resolution approved:Approved at May 5, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromUBS.
Name of Underwriting syndicate members:UBS Financial Services Inc.
Name of Issuer New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/35)
Title of Security: New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Maturity 6/23)
Date of First Offering:February 26, 2004
Dollar Amount Purchased:$533,410.
Number of Shares Purchased500,000
Price Per Unit:106.682
Resolution approved:Approved at May 5, 2004 Board Meeting
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004 for the fixed income, equity, money market and specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended March 31, 2004, for the Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromML.
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer:State of California (Maturity (4/34)
Title of Security:State of California
Date of First Offering:April 22, 2004
Dollar Amount Purchased:$986,580.
Number of Shares Purchased1,000,000
Price Per Unit:98.658
Resolution approved:Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromML
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer State of California (Maturity 4/29)
Title of Security:State of California
Date of First Offering:April 22, 2004
Dollar Amount Purchased:$497,217
Number of Shares Purchased500,000
Price Per Unit:99.035
Resolution approved Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased From:Lehman Brothers.
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California Economic Recovery Bonds (Maturity 1/09) Title of Security:State of California Economic Recovery Bonds
Date of First Offering:May 5, 2004
Dollar Amount Purchased:$134,791.25
Number of Shares Purchased125,000
Price Per Unit:107.833
Resolution approved Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromLehman Brothers.
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California Economic Recovery Bonds (Maturity 7/14) Title of Security:State of California Economic Recovery Bonds (Maturity 7/14) Date of First Offering:May 5, 2004
Dollar Amount Purchased:$4,065,713
Number of Shares Purchased3,750,000
Price Per Unit:108.419
Resolution approved:Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased FromLehman Brothers.
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California Economic Recovery Bonds (Maturity 7/23) Title of Security:State of California Economic Recovery Bonds (Maturity 7/23) Date of First Offering:May 5, 2004
Dollar Amount Purchased:$2,691,125
Number of Shares Purchased2,500,000
Price Per Unit:107.645
Resolution approved Approved at November 4, 2004 Board Meeting

Name of Fund:GOLDMAN SACHS MUNICIPAL INCOME FUND
Name of Underwriter Purchased From:Lehman Brothers.
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:Puerto Rico Public Finance Corporation (Maturity 8/30)
Title of Security:Puerto Rico Public Finance Corporation (Maturity 8/30)
Date of First Offering:June 11, 2004
Dollar Amount Purchased:$1,074,330
Number of Shares Purchased1,000,000
Price Per Unit:107.433
Resolution approved:Approved at November 4, 2004 Board Meeting
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and
FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:Bear Stearns & Co. Inc.
Name of Underwriting syndicate members:Bear Stearns & Co. Inc.
Name of Issuer:City of New York General Obligations Bonds (Maturity 8/11) Title of Security: City of New York General Obligations Bonds
Date of First Offering: March 17, 2004
Dollar Amount Purchased$5,594,300
Number of Shares Purchased:5,000,000
Price Per Unit:111.886
Resolution approved:Approved at May 5, 2004 Board Meeting.

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:Lehman
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California Economic Recovery Bonds (Maturity 7/23) Title of SecurityState of California Economic Recovery Bonds (Maturity 7/23) Date of First Offering: May 5, 2004
Dollar Amount Purchased:$21,412,200
Number of Shares Purchased:20,000,000
Price Per Unit:107.061
Resolution approved:Approved at November 4, 2004 Board Meeting.

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:ML
Name of Underwriting syndicate members:Merrill Lynch & Co.
Name of Issuer:State of California Economic Recovery Bonds (Maturity 4/11) Title of Security: State of California Economic Recovery Bonds (Maturity 4/11) Date of First Offering:April 22, 2004
Dollar Amount Purchased$7,028,703
Number of Shares Purchased:6,500,000
Price Per Unit:107.745
Resolution approved:Approved at November 4, 2004 Board Meeting.

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:Lehman
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:State of California Economic Recovery Bonds (Maturity 1/09) Title of Security: State of California Economic Recovery Bonds (Maturity 1.09) Date of First Offering:May 5, 2004
Dollar Amount Purchased$323,582
Number of Shares Purchased:300,000
Price Per Unit:107.833
Resolution approvedApproved at November 4, 2004 Board Meeting.

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:Lehman
Name of Underwriting syndicate members:Lehman Brothers
Name of Issuer:Puerto Rico Public Finance Corporation (Maturity 8/27) Title of Security: Puerto Rico Public Finance Corporation (Maturity 8/27) Date of First Offering: June 11, 2004
Dollar Amount Purchased$5,404,600
Number of Shares Purchased:5,000,000
Price Per Unit:108.092
Resolution approved:Approved at November 4, 2004 Board Meeting.

Name of Fund:Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From:Citigroup
Name of Underwriting syndicate members:Citigroup
Name of Issuer:Puerto Rico Highways and Transportation Authority
Maturity 7/06)
Title of SecurityPuerto Rico Highways and Transportation Authority
Maturity 7/06)
Date of First Offering:April 7, 2004
Dollar Amount Purchased:8,033,823
Number of Shares Purchased:2,845,000
Price Per Unit:106.637
Resolution approved:	Approved at November 4, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended

Name of Fund:Goldman Sachs High Yield Fund
Name of Underwriter Purchased From:BNP Paribas, Credit Suisse, First Boston Corp., Goldman, Sachs & Co., Calyon, Natexis Banques Populaires Name of Underwriting syndicate members:FB
Name of Issuer:Rhodia SA
Title of Security RHA
Date of First Offering:May 7, 2004
Dollar Amount Purchased$1,934,860
Number of Shares Purchased:2,000,000
Price Per Unit:96.7430
Resolution approved:Approved at November 4, 2004 Board Meeting.

Name of Fund:Goldman Sachs High Yield Fund
Name of Underwriter Purchased From:Citigroup, Deutsche Bank Securities,
Inc., Goldman, Sachs & Co., ABN Amro, Lehman Brothers
Name of Underwriting syndicate members:SSMB
Name of Issuer:Graham Packaging
Title of Security:GRAHAM
Date of First Offering:September 29, 2004
Dollar Amount Purchased$3,607,000
Number of Shares Purchased:3,607,000
Price Per Unit:100
Resolution approved:Approved at November 4, 2004 Board Meeting.
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended